SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2006

                           American Bank Incorporated
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             (Exact name of registrant as specified in its charter)

        Pennsylvania               000-31246                      01-0593266
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(State or other jurisdiction (Commission File No.)           (I.R.S. Employer
      of incorporation)                                      Identification No.)


4029 West Tilghman Street, Allentown, Pennsylvania                     18104
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:  (610) 366-1800
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition
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     On October 10, 2006, the Company issued a press release regarding its earnings for the three and nine months ended September 30, 2006. The press release is included as Exhibit 99 to this report. The information included in
Exhibit 99 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01.        Financial Statements and Exhibits
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     The Index of Exhibits immediately precedes the attached exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  AMERICAN BANK INCORPORATED



DATE:  October 30, 2006    By: /s/ Harry C. Birkhimer
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                               Harry C. Birkhimer
                               Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

     The following exhibits are filed as part of this report:

     Exhibit No.                             Description
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       99                      Press Release of American Bank Incorporated